REX TSLA Growth & Income ETF
Schedule of Investments
September 30, 2025 (Unaudited)

PURCHASED OPTIONS - 10.6%(a)	Notional Amount	Contracts	Value
Call Options - 10.6%			$–
Tesla, Inc., Expiration: 10/17/2025; Exercise Price: $416.85 (b)(c)(d)	$14,453,400	325	1,236,969
TOTAL PURCHASED OPTIONS (Cost $900,681)			1,236,969

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 93.4%		Par	Value
4.02%, 10/21/2025 (e)		10,870,000	10,845,609
TOTAL U.S. TREASURY BILLS (Cost $10,845,758)			10,845,609

MONEY MARKET FUNDS - 2.3%		Shares	Value
First American Government Obligations Fund - Class X, 4.05%(f)		262,412	262,412
TOTAL MONEY MARKET FUNDS (Cost $262,412)			262,412

TOTAL INVESTMENTS - 106.3% (Cost $12,008,851)			12,344,990
Liabilities in Excess of Other Assets - (6.3%)			(729,459)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$11,615,531
two			–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percentage of net assets.			–%

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown is the annualized yield as of September 30, 2025.
(f)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

REX TSLA Growth & Income ETF
Schedule of Written Options
September 30, 2025 (Unaudited)

WRITTEN OPTIONS - (5.1)%	Notional Amount	Contracts	Value
Call Options - (2.5)%
Tesla, Inc. (a)(b)
Expiration: 10/03/2025; Exercise Price: $431.86	$(6,670,800)	(150)	$(276,773)
Expiration: 10/03/2025; Exercise Price: $453.61	(533,664)	(12)	(8,220)
Total Call Options			(284,993)

Put Options - (2.6)%
Tesla, Inc., Expiration: 10/17/2025; Exercise Price: $416.85 (a)(b)	(14,453,400)	(325)	(302,302)
TOTAL WRITTEN OPTIONS (Premiums received $933,447)			$(587,295)

Percentages are stated as a percentage of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

REX TSLA Growth & Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$1,236,969	$–	$1,236,969
U.S. Treasury Bills	–	10,845,609	–	10,845,609
Money Market Funds	262,412	–	–	262,412
Total Investments	$262,412	$12,082,578	$–	$12,344,990

Liabilities:
Investments:
Written Options	$–	$(587,295)	$–	$(587,295)
Total Investments	$–	$(587,295)	$–	$(587,295)

Refer to the Schedule of Investments for further disaggregation of investment categories.